UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2025
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SYNAPTICS INCORPORATED
(Exact name of Registrant as Specified in Its Charter)
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Delaware	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1109 McKay Drive
San Jose, California		95131
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 408 904-1100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SYNA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 3, 2025, Synaptics Incorporated (the “Company”) announced certain preliminary financial results for the second quarter of fiscal 2025. A copy of the Company’s press release announcing the preliminary financial results is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration document or other document filed by the Company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2025, Michael Hurlston notified the Company of his resignation from his position as President and Chief Executive Officer and from the board of directors (the “Board”) of the Company, effective February 3, 2025, to pursue another opportunity. His resignation was not the result of any dispute or disagreement with the Company or the Board.

On January 28, 2025, the Board appointed Ken Rizvi, the Company’s Chief Financial Officer, as the interim Chief Executive Officer and principal executive officer, and Nelson Chan, the Chairman of the Board, as the interim Executive Chairman, each effective February 3, 2025. Mr. Rizvi will continue to serve as Chief Financial Officer while he is the interim Chief Executive Officer. Mr. Rizvi’s biographical information is set forth in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 14, 2024, which information is incorporated herein by reference. Mr. Chan’s biographical information is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on September 12, 2024, which information is incorporated herein by reference.

There are currently no new compensation arrangements in place in connection with Mr. Rizvi’s service as interim Chief Executive Officer and Mr. Chan’s service as interim Executive Chairman.

There are no arrangements or understandings between Mr. Rizvi and any other person pursuant to which Mr. Rizvi will assume the role of interim Chief Executive Officer, nor are there any family relationships between Mr. Rizvi and any other director or executive officer of the Company. Mr. Rizvi has no direct or indirect material interest in any “related person” transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

There are no arrangements or understandings between Mr. Chan and any other person pursuant to which Mr. Chan will assume the role of interim Executive Chairman, nor are there any family relationships between Mr. Chan and any other director or executive officer of the Company. Mr. Chan has no direct or indirect material interest in any “related person” transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On February 3, 2025, the Company issued a press release announcing the resignation of Mr. Hurlston, the appointments of Mr. Rizvi as the interim Chief Executive Officer and Mr. Chan as interim Executive Chairman and the Company’s search for a Chief Executive Officer. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration document or other document filed by the Company.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description
99.1	Press release from Synaptics Incorporated, dated February 3, 2025, titled “Synaptics Announces CEO Transition”
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYNAPTICS INCORPORATED

Date:	February 3, 2025	By:	/s/ Lisa Bodensteiner
Lisa Bodensteiner Senior Vice President, Chief Legal Officer and Secretary